                                                                    Exhibit 23.2



                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Datastream Systems, Inc.:

     We consent to the use of our reports incorporated herein by reference.


Greenville, South Carolina                 /s/ KPMG LLP
April 20, 2001